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                        SUPPLEMENT TO THE PROSPECTUS OF
                    DEAN WITTER INTERNATIONAL SMALLCAP FUND
                              DATED JULY 28, 1997

           THE FUND AND ITS MANAGEMENT. In August, 1997 Morgan Grenfell indicated its intention to resign as Sub-Adviser to the Fund, such resignation to take place upon shareholder approval of a replacement Sub-Adviser.

           On August 14, 1997, the Board of Trustees unanimously recommended that a new Sub-Advisory Agreement with Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, be submitted to shareholders for approval at a special meeting expected to be held in November, 1997. Under the new Sub-Advisory Agreement, MSAM will provide the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of InterCapital, the Fund's Investment Manager, and will receive a fee from InterCapital equal to 40% of InterCapital's investment management fee. The new Sub-Advisory Agreement is identical to the current Sub-Advisory Agreement, except with respect to the identity of the Sub-Adviser, the dates of effectiveness and termination and the deletion of a provision pursuant to which Morgan Grenfell and its affiliates were prohibited from acting as Investment Adviser or Sub-Adviser to funds that are similar to the Fund.

           At the same time that the new Sub-Advisory Agreement takes effect, InterCapital and the Fund will amend the Investment Management Agreement between InterCapital and the Fund to reduce the fee paid by the Fund to InterCapital under the Agreement from 1.25% of the Fund's daily net assets to 1.15% of the Fund's daily net assets.

           MSAM, like InterCapital, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of three primary businesses--securities, asset management, and credit services. MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors.

           Capitalized terms in this supplement are defined in the Prospectus unless otherwise defined herein.

August 14, 1997